                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 15, 2002 and covers activity from February 25, 2002 through March 26,2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of April, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By: /s/ Lawrence Belmonte
                                             --------------------------------
                                          Name:  Lawrence Belmonte
                                          Title: Vice President
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                Trust Totals
-----------------                                             ------------------

Number of days in period                                                      30
Beginning Principal Receivable Balance                         20,771,981,334.98
Special Funding Account Balance                                             0.00
Beginning Total Principal Balance                              20,771,981,334.98

Finance Charge Collections (excluding                             261,704,598.06
  Discount Option & Recoveries)
Discount Percentage                                                        2.00%
Discount Option Receivables Collections                            75,416,477.95
Premium Option Receivables Collections                                      0.00
Recoveries                                                         22,896,635.35
Total Collections of Finance Charge Receivables                   360,017,711.36
Total Collections of Principal Receivables                      3,695,407,419.45
Monthly Payment Rate                                                    17.7903%
Defaulted amount                                                  122,116,475.42
Annualized Default Rate                                                  7.2036%
Trust Portfolio Yield                                                   13.9345%
New Principal Receivables                                       3,670,612,921.59
Ending Principal Receivables Balance                           20,625,070,361.70
Ending Required Minimum Principal Balance                      16,312,150,000.00
Ending Transferor Amount                                        5,380,070,361.70
Ending Special Funding Account Balance                                      0.00
Ending Total Principal Balance                                 20,625,070,361.70

B. Series Allocations                                          Series 1997-1     Series 1998-1     Series 1999-1      Series 1999-2
---------------------                                         ---------------   ---------------   ---------------    ---------------

Group Number                                                                1                 2                 1                  1
Invested Amount                                              1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                        0.00              0.00              0.00               0.00
Series Required Transferor Amount                               70,000,000.00     70,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                                            6.56%             6.56%             6.56%              3.28%
Series Alloc. Finance Charge Collections                        23,615,461.55     23,615,461.55     23,615,461.55      11,807,730.78
Series Allocable Recoveries                                      1,501,911.14      1,501,911.14      1,501,911.14         750,955.57
Series Alloc. Principal Collections                            242,401,273.82    242,401,273.82    242,401,273.82     121,200,636.91
Series Allocable Defaulted Amount                                8,010,264.05      8,010,264.05      8,010,264.05       4,005,132.02

B. Series Allocations                        Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6      Series 2000-1
---------------------                       ---------------   ---------------   ---------------   ---------------    ---------------

Group Number                                              2                 2                 2                 2                  1
Invested Amount                            1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00      35,000,000.00
Series Allocation Percentage                          6.56%             3.28%             3.28%             3.28%              3.28%
Series Alloc. Finance Charge Collections      23,615,461.55     11,807,730.78     11,807,730.78     11,807,730.78      11,807,730.78
Series Allocable Recoveries                    1,501,911.14        750,955.57        750,955.57        750,955.57         750,955.57
Series Alloc. Principal Collections          242,401,273.82    121,200,636.91    121,200,636.91    121,200,636.91     121,200,636.91
Series Allocable Defaulted Amount              8,010,264.05      4,005,132.02      4,005,132.02      4,005,132.02       4,005,132.02

B. Series Allocations                        Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5      Series 2001-1
---------------------                       ---------------   ---------------   ---------------   ---------------    ---------------

Group Number                                              2                 2                 2                 2                  2
Invested Amount                              500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00      52,500,000.00
Series Allocation Percentage                          3.28%             6.56%             7.95%             5.17%              4.92%
Series Alloc. Finance Charge Collections      11,807,730.78     23,615,461.55     28,624,820.49     18,606,102.62      17,711,596.16
Series Allocable Recoveries                      750,955.57      1,501,911.14      1,820,499.54      1,183,322.75       1,126,433.36
Series Alloc. Principal Collections          121,200,636.91    242,401,273.82    293,819,916.83    190,982,630.82     181,800,955.37
Series Allocable Defaulted Amount              4,005,132.02      8,010,264.05      9,709,417.28      6,311,110.82       6,007,698.04

B. Series Allocations                        Series 2001-2     Series 2001-3     Series 2001-4     Series 2001-5      Series 2001-6
---------------------                       ---------------   ---------------   ---------------   ---------------    ---------------

Group Number                                              1                 2                 2                 2                  2
Invested Amount                              250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Adjusted Invested Amount                     250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             17,500,000.00     52,500,000.00     50,750,000.00     35,000,000.00      49,000,000.00
Series Allocation Percentage                          1.64%             4.92%             4.76%             3.28%              4.59%
Series Alloc. Finance Charge Collections       5,903,865.39     17,711,596.16     17,121,209.63     11,807,730.78      16,530,823.09
Series Allocable Recoveries                      375,477.79      1,126,433.36      1,088,885.58        750,955.57       1,051,337.80
Series Alloc. Principal Collections           60,600,318.46    181,800,955.37    175,740,923.52    121,200,636.91     169,680,891.68
Series Allocable Defaulted Amount              2,002,566.01      6,007,698.04      5,807,441.43      4,005,132.02       5,607,184.83

B. Series Allocations                        Series 2001-7     Series 2002-1                                           Trust Total
---------------------                       ---------------   ---------------                                        ---------------

Group Number                                              2                 2
Invested Amount                              650,000,000.00    920,000,000.00                                      15,245,000,000.00
Adjusted Invested Amount                     650,000,000.00    920,000,000.00                                      15,245,000,000.00
Principal Funding Account Balance                      0.00              0.00                                                   0.00
Series Required Transferor Amount             45,500,000.00     64,400,000.00                                       1,067,150,000.00
Series Allocation Percentage                          4.26%             6.03%                                                   100%
Series Alloc. Finance Charge Collections      15,350,050.01     21,726,224.63                                         360,017,711.36
Series Allocable Recoveries                      976,242.24      1,381,758.25                                          22,896,635.35
Series Alloc. Principal Collections          157,560,827.99    223,009,171.92                                       3,695,407,419.45
Series Allocable Defaulted Amount              5,206,671.63      7,369,442.92                                         122,116,475.42

C. Group Allocations

1. Group 1 Allocations                                         Series 1997-1     Series 1999-1     Series 1999-2      Series 2000-1
----------------------                                        ---------------   ---------------   ---------------    ---------------

Investor Finance Charge Collections                             17,331,890.76     17,331,890.76      8,665,945.38       8,665,945.38

Investor Monthly Interest                                        5,087,760.42      4,506,770.83      2,385,781.25       2,870,416.67
Investor Default Amount                                          5,878,903.58      5,878,903.58      2,939,451.79       2,939,451.79
Investor Monthly Fees                                            1,666,666.67      1,666,666.67        833,333.33         833,333.33
Investor Additional Amounts                                              0.00              0.00              0.00               0.00
Total                                                           12,633,330.66     12,052,341.08      6,158,566.37       6,643,201.79

Reallocated Investor Finance Charge
     Collections                                                17,331,890.76     17,331,890.76      8,665,945.38       8,665,945.38
Available Excess                                                 4,698,560.10      5,279,549.68      2,507,379.01       2,022,743.59

1. Group 1 Allocations                       Series 2001-2                                                            Group 1 Total
---------------------                       ---------------                                                          ---------------

Investor Finance Charge Collections            4,332,972.69                                                            56,328,644.97

Investor Monthly Interest                      1,113,828.13                                                            15,964,557.29
Investor Default Amount                        1,469,725.89                                                            19,106,436.63
Investor Monthly Fees                            416,666.67                                                             5,416,666.67
Investor Additional Amounts                            0.00                                                                     0.00
Total                                          3,000,220.69                                                            40,487,660.59

Reallocated Investor Finance Charge
     Collections                               4,332,972.69                                                            56,328,644.97
Available Excess                               1,332,752.00                                                            15,840,984.38

2. Group 2 Allocations                       Series 1998-1     Series 1999-3     Series 1999-4     Series 1999-5      Series 1999-6
----------------------                      ---------------   ---------------   ---------------   ---------------    ---------------

Investor Finance Charge Collections           17,331,890.76     17,331,890.76      8,665,945.38      8,665,945.38       8,665,945.38

Investor Monthly Interest                      1,766,354.17      1,828,526.39        925,629.86        956,651.39         940,720.83
Investor Default Amount                        5,878,903.58      5,878,903.58      2,939,451.79      2,939,451.79       2,939,451.79
Investor Monthly Fees                          1,666,666.67      1,666,666.67        833,333.33        833,333.33         833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00               0.00
Total                                          9,311,924.41      9,374,096.63      4,698,414.98      4,729,436.51       4,713,505.96

Reallocated Investor Finance Charge
     Collections                              17,331,890.76     17,331,890.76      8,665,945.38      8,665,945.38       8,665,945.38
Available Excess                               8,019,966.35      7,957,794.12      3,967,530.40      3,936,508.87       3,952,439.42

2. Group 2 Allocations                       Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5      Series 2001-1
----------------------                      ---------------   ---------------   ---------------   ---------------    ---------------

Investor Finance Charge Collections            8,665,945.38     17,331,890.76     21,008,366.09     13,655,415.43      12,998,918.07

Investor Monthly Interest                        925,532.99      1,839,333.33      2,298,777.01      1,442,826.46       1,381,663.54
Investor Default Amount                        2,939,451.79      5,878,903.58      7,125,948.36      4,631,858.79       4,409,177.68
Investor Monthly Fees                            833,333.33      1,666,666.67      2,020,203.33      1,313,130.00       1,250,000.00
Investor Additional Amounts                            0.00              0.00              0.00              0.00               0.00
Total                                          4,698,318.11      9,384,903.58     11,444,928.71      7,387,815.25       7,040,841.23

Reallocated Investor Finance Charge
     Collections                               8,665,945.38     17,331,890.76     21,008,366.09     13,655,415.43      12,998,918.07
Investment Funding Account Proceeds                    0.00
Available Excess                               3,967,627.27      7,946,987.18      9,563,437.38      6,267,600.18       5,958,076.84

2. Group 2 Allocations                       Series 2001-3     Series 2001-4     Series 2001-5     Series 2001-6      Series 2001-7
----------------------                      ---------------   ---------------   ---------------   ---------------    ---------------

Investor Finance Charge Collections           12,998,918.07     12,565,620.80      8,665,945.38     12,132,323.53      11,265,728.99

Investor Monthly Interest                      1,368,133.33      1,328,459.79        940,440.97      1,276,231.25       1,185,519.65
Investor Default Amount                        4,409,177.68      4,262,205.09      2,939,451.79      4,115,232.51       3,821,287.33
Investor Monthly Fees                          1,250,000.00      1,208,333.33        833,333.33      1,166,666.67       1,083,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00               0.00
Total                                          7,027,311.02      6,798,998.22      4,713,226.10      6,558,130.42       6,090,140.31

Reallocated Investor Finance Charge
     Collections                              12,998,918.07     12,565,620.80      8,665,945.38     12,132,323.53      11,265,728.99
Investment Funding Account Proceeds
Available Excess                               5,971,607.05      5,766,622.58      3,952,719.28      5,574,193.11       5,175,588.68

2. Group 2 Allocations                       Series 2002-1                                                            Group 2 Total
---------------------                       ---------------                                                          ---------------

Investor Finance Charge Collections           15,945,339.50                                                          207,896,029.66

Investor Monthly Interest                      1,681,491.67                                                           22,086,292.64
Investor Default Amount                        5,408,591.29                                                           70,517,448.43
Investor Monthly Fees                          1,533,333.33                                                           19,991,666.67
Investor Additional Amounts                            0.00                                                                    0.00
Total                                          8,623,416.29                                                          112,595,407.73

Reallocated Investor Finance Charge
     Collections                              15,945,339.50                                                          207,896,029.66
Investment Funding Account Proceeds                    0.00
Available Excess                               7,321,923.21                                                           95,300,621.93

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                          264,118,369
61-90 Days Delinquent:                          160,788,959
90+ Days Delinquent:                            251,161,167
Total 30+ Days Delinquent:                      676,068,495

II. Series 1997-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                        1,362,543,872.42  1,000,000,000.00    362,543,872.42
Beginning Adjusted Invested Amount                                        N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                            N/A          73.3921%          26.6079%
Principal Allocation Percentage                                           N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                         23,615,461.55     17,331,890.76      6,283,570.79
Collections of Principal Receivables                           242,401,273.82    177,903,463.32     64,497,810.51
Defaulted Amount                                                 8,010,264.05      5,878,903.58      2,131,360.47

Ending Invested / Transferor Amounts                         1,352,907,206.41  1,000,000,000.00    352,907,206.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              6.4000%           6.5500%           2.2750%
Monthly Interest Due                                             4,613,333.33        327,500.00        146,927.08      5,087,760.42
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               4,613,333.33        327,500.00        146,927.08      5,087,760.42
Investor Default Amount                                          5,085,251.60        352,734.21        440,917.77      5,878,903.58
Investor Monthly Fees Due                                        1,441,666.67        100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                                       11,140,251.60        780,234.21        712,844.85     12,633,330.66

Reallocated Investor Finance Charge Collections                                                                       17,331,890.76
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   7.9528%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 865,000,000.00     60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                                           4,613,333.33        327,500.00        146,927.08      5,087,760.42
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              4,613,333.33        327,500.00        146,927.08      5,087,760.42
Ending Certificates Balance                                    865,000,000.00     60,000,000.00     75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $146,927.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $146,927.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $14,992,085.51

       a. Class A Monthly Interest:                                $4,613,333.33
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $5,085,251.60
       e. Excess Spread:                                           $5,293,500.58

   2.  Class B Available Funds:                                    $1,039,913.45

       a. Class B Monthly Interest:                                  $327,500.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $712,413.45

   3.  Collateral Available Funds:                                 $1,299,891.81

       a. Excess Spread:                                           $1,299,891.81

   4.  Total Excess Spread:                                        $7,305,805.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1997-1 Allocable Principal
       Collections:                                              $242,401,273.82

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:            $177,903,463.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $177,903,463.32

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,878,903.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $183,782,366.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $75,000,000.00

   2.  Required Collateral Invested Amount                        $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $183,782,366.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                              $7,305,805.83
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $352,734.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $146,927.08
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $440,917.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $4,698,560.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         7.9528%
       b. Prior Monthly Period                                           8.7824%
       c. Second Prior Monthly Period                                    7.9467%

   2.  Three Month Average Base Rate                                     8.2273%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

III. Series 1998-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,362,543,872.42  1,000,000,000.00    362,543,872.42
Beginning Adjusted Invested Amount                                       N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        23,615,461.55     17,331,890.76      6,283,570.79
Collections of Principal Receivables                          242,401,273.82    177,903,463.32     64,497,810.51
Defaulted Amount                                                8,010,264.05      5,878,903.58      2,131,360.47

Ending Invested / Transferor Amounts                        1,352,907,206.41  1,000,000,000.00    352,907,206.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              1.9900%           2.1500%           2.5000%
Monthly Interest Due                                             1,413,729.17        148,111.11        204,513.89      1,766,354.17
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,413,729.17        148,111.11        204,513.89      1,766,354.17
Investor Default Amount                                          4,850,095.45        470,312.29        558,495.84      5,878,903.58
Investor Monthly Fees Due                                        1,375,000.00        133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Due
Total Due                                                        7,638,824.62        751,756.73        921,343.06      9,311,924.41

Reallocated Investor Finance Charge Collections                                                                       17,331,890.76
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.0421%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                                           1,413,729.17        148,111.11        204,513.89      1,766,354.17
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,413,729.17        148,111.11        204,513.89      1,766,354.17
Ending Certificates Balance                                    825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.85

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.85

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $204,513.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $204,513.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $14,298,809.88

       a. Class A Monthly Interest:                                $1,413,729.17
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $4,850,095.45
       e. Excess Spread:                                           $8,034,985.26

   2.  Class B Available Funds:                                    $1,386,551.26

       a. Class B Monthly Interest:                                  $148,111.11
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                           $1,238,440.15

   3.  Collateral Available Funds:                                 $1,646,529.62

       a. Excess Spread:                                           $1,646,529.62

   4.  Total Excess Spread:                                       $10,919,955.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1998-1 Allocable Principal
       Collections:                                              $242,401,273.82

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:            $177,903,463.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $177,903,463.32

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,878,903.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $183,782,366.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $95,000,000.00

   2.  Required Collateral Invested Amount                        $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $183,782,366.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                             $10,919,955.03
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $470,312.29

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $204,513.89
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $558,495.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $8,019,966.35

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.0421%
       b. Prior Monthly Period                                           4.1991%
       c. Second Prior Monthly Period                                    3.9610%

   2.  Three Month Average Base Rate                                     4.0674%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

IV. Series 1999-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,362,543,872.42  1,000,000,000.00    362,543,872.42
Beginning Adjusted Invested Amount                                       N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        23,615,461.55     17,331,890.76      6,283,570.79
Collections of Principal Receivables                          242,401,273.82    177,903,463.32     64,497,810.51
Defaulted Amount                                                8,010,264.05      5,878,903.58      2,131,360.47

Ending Invested / Transferor Amounts                        1,352,907,206.41  1,000,000,000.00    352,907,206.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              5.6000%           5.8500%           2.7500%
Monthly Interest Due                                             4,036,666.67        292,500.00        177,604.17      4,506,770.83
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               4,036,666.67        292,500.00        177,604.17      4,506,770.83
Investor Default Amount                                          5,085,251.60        352,734.21        440,917.77      5,878,903.58
Investor Monthly Fees Due                                        1,441,666.67        100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                                       10,563,584.93        745,234.21        743,521.94     12,052,341.08

Reallocated Investor Finance Charge Collections                                                                       17,331,890.76
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   7.2687%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 865,000,000.00     60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                                           4,036,666.67        292,500.00        177,604.17      4,506,770.83
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              4,036,666.67        292,500.00        177,604.17      4,506,770.83
Ending Certificates Balance                                    865,000,000.00     60,000,000.00     75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $177,604.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $177,604.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $14,992,085.51

       a. Class A Monthly Interest:                                $4,036,666.67
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $5,085,251.60
       e. Excess Spread:                                           $5,870,167.24

   2.  Class B Available Funds:                                    $1,039,913.45

       a. Class B Monthly Interest:                                  $292,500.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $747,413.45

   3.  Collateral Available Funds:                                 $1,299,891.81

       a. Excess Spread:                                           $1,299,891.81

   4.  Total Excess Spread:                                        $7,917,472.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-1 Allocable Principal
       Collections:                                              $242,401,273.82

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:            $177,903,463.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $177,903,463.32

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,878,903.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $183,782,366.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $75,000,000.00

   2.  Required Collateral Invested Amount                        $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $183,782,366.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                              $7,917,472.50
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $352,734.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $177,604.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $440,917.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,279,549.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         7.2687%
       b. Prior Monthly Period                                           8.0211%
       c. Second Prior Monthly Period                                    7.2626%

   2.  Three Month Average Base Rate                                     7.5175%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

V. Series 1999-2 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              5.9500%           6.1000%           2.7500%
Monthly Interest Due                                             2,144,479.17        152,500.00         88,802.08      2,385,781.25
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               2,144,479.17        152,500.00         88,802.08      2,385,781.25
Investor Default Amount                                          2,542,625.80        176,367.11        220,458.88      2,939,451.79
Investor Monthly Fees Due                                          720,833.33         50,000.00         62,500.00        833,333.33
Investor Additional Amounts Due
Total Due                                                        5,407,938.30        378,867.11        371,760.97      6,158,566.37

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   7.5805%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                                           2,144,479.17        152,500.00         88,802.08      2,385,781.25
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              2,144,479.17        152,500.00         88,802.08      2,385,781.25
Ending Certificates Balance                                    432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                               $88,802.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                              $88,802.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,496,042.75

       a. Class A Monthly Interest:                                $2,144,479.17
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,542,625.80
       e. Excess Spread:                                           $2,808,937.79

   2.  Class B Available Funds:                                      $519,956.72

       a. Class B Monthly Interest:                                  $152,500.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $367,456.72

   3.  Collateral Available Funds:                                   $649,945.90

       a. Excess Spread:                                             $649,945.90

   4.  Total Excess Spread:                                        $3,826,340.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-2 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $37,500,000.00

   2.  Required Collateral Invested Amount                        $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                              $3,826,340.42
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $176,367.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                        $88,802.08
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $220,458.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $2,507,379.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         7.5805%
       b. Prior Monthly Period                                           8.3663%
       c. Second Prior Monthly Period                                    7.5744%

   2.  Three Month Average Base Rate                                     7.8404%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

VI. Series 1999-3 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,362,543,872.42  1,000,000,000.00    362,543,872.42
Beginning Adjusted Invested Amount                                       N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        23,615,461.55     17,331,890.76      6,283,570.79
Collections of Principal Receivables                          242,401,273.82    177,903,463.32     64,497,810.51
Defaulted Amount                                                8,010,264.05      5,878,903.58      2,131,360.47

Ending Invested / Transferor Amounts                        1,352,907,206.41  1,000,000,000.00    352,907,206.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0400%           2.2400%           2.7500%
Monthly Interest Due                                             1,449,250.00        154,311.11        224,965.28      1,828,526.39
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,449,250.00        154,311.11        224,965.28      1,828,526.39
Investor Default Amount                                          4,850,095.45        470,312.29        558,495.84      5,878,903.58
Investor Monthly Fees Due                                        1,375,000.00        133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Due
Total Due                                                        7,674,345.45        757,956.73        941,794.45      9,374,096.63

Reallocated Investor Finance Charge Collections                                                                       17,331,890.76
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1153%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                                           1,449,250.00        154,311.11        224,965.28      1,828,526.39
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,449,250.00        154,311.11        224,965.28      1,828,526.39
Ending Certificates Balance                                    825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.76

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.76

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.93

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.93

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $224,965.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $224,965.28

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $14,298,809.88

       a. Class A Monthly Interest:                                $1,449,250.00
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $4,850,095.45
       e. Excess Spread:                                           $7,999,464.42

   2.  Class B Available Funds:                                    $1,386,551.26

       a. Class B Monthly Interest:                                  $154,311.11
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                           $1,232,240.15

   3.  Collateral Available Funds:                                 $1,646,529.62

       a. Excess Spread:                                           $1,646,529.62

   4.  Total Excess Spread:                                       $10,878,234.20

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-3 Allocable Principal
       Collections:                                              $242,401,273.82

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:            $177,903,463.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $177,903,463.32

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,878,903.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $183,782,366.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $95,000,000.00

   2.  Required Collateral Invested Amount                        $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $183,782,366.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                             $10,878,234.20
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $470,312.29

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $224,965.28
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $558,495.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $7,957,794.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1153%
       b. Prior Monthly Period                                           4.2723%
       c. Second Prior Monthly Period                                    4.0342%

   2.  Three Month Average Base Rate                                     4.1406%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

VII. Series 1999-4 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                 2,062,500.00              0.00              0.00      2,062,500.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0700%           2.3200%           2.7000%
Monthly Interest Due                                               735,281.25         79,911.11        110,437.50        925,629.86
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 735,281.25         79,911.11        110,437.50        925,629.86
Investor Default Amount                                          2,425,047.73        235,156.14        279,247.92      2,939,451.79
Investor Monthly Fees Due                                          687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                        3,847,828.98        381,733.92        468,852.09      4,698,414.98

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1421%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                             735,281.25         79,911.11        110,437.50        925,629.86
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                735,281.25         79,911.11        110,437.50        925,629.86
Ending Certificates Balance                                    412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.78

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.78

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $110,437.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $110,437.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,149,404.94

       a. Class A Monthly Interest:                                  $735,281.25
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,425,047.73
       e. Excess Spread:                                           $3,989,075.96

   2.  Class B Available Funds:                                      $693,275.63

       a. Class B Monthly Interest:                                   $79,911.11
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $613,364.52

   3.  Collateral Available Funds:                                   $823,264.81

       a. Excess Spread:                                             $823,264.81

   4.  Total Excess Spread:                                        $5,425,705.29

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-4 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $47,500,000.00

   2.  Required Collateral Invested Amount                        $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                              $5,425,705.29
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $235,156.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $110,437.50
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $279,247.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                               $2,062,500.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $1,905,030.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1421%
       b. Prior Monthly Period                                           4.2991%
       c. Second Prior Monthly Period                                    4.0610%

   2.  Three Month Average Base Rate                                     4.1674%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

VIII. Series 1999-5 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.1400%           2.3800%           2.8000%
Monthly Interest Due                                               760,145.83         81,977.78        114,527.78        956,651.39
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 760,145.83         81,977.78        114,527.78        956,651.39
Investor Default Amount                                          2,425,047.73        235,156.14        279,247.92      2,939,451.79
Investor Monthly Fees Due                                          687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                        3,872,693.56        383,800.59        472,942.36      4,729,436.51

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.2151%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                             760,145.83         81,977.78        114,527.78        956,651.39
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                760,145.83         81,977.78        114,527.78        956,651.39
Ending Certificates Balance                                    412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.84

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.84

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.05

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.05

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $114,527.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $114,527.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,149,404.94

       a. Class A Monthly Interest:                                  $760,145.83
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,425,047.73
       e. Excess Spread:                                           $3,964,211.38

   2.  Class B Available Funds:                                      $693,275.63

       a. Class B Monthly Interest:                                   $81,977.78
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $611,297.85

   3.  Collateral Available Funds:                                   $823,264.81

       a. Excess Spread:                                             $823,264.81

   4.  Total Excess Spread:                                        $5,398,774.04

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-5 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $47,500,000.00

   2.  Required Collateral Invested Amount                        $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                              $5,398,774.04
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $235,156.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $114,527.78
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $279,247.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $3,936,508.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.2151%
       b. Prior Monthly Period                                           4.3721%
       c. Second Prior Monthly Period                                    4.1340%

   2.  Three Month Average Base Rate                                     4.2404%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

IX. Series 1999-6 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.1000%           2.3300%           2.8000%
Monthly Interest Due                                               745,937.50         80,255.56        114,527.78        940,720.83
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 745,937.50         80,255.56        114,527.78        940,720.83
Investor Default Amount                                          2,425,047.73        235,156.14        279,247.92      2,939,451.79
Investor Monthly Fees Due                                          687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                        3,858,485.23        382,078.37        472,942.36      4,713,505.96

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1776%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                             745,937.50         80,255.56        114,527.78        940,720.83
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                745,937.50         80,255.56        114,527.78        940,720.83
Ending Certificates Balance                                    412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.81

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.81

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $114,527.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $114,527.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,149,404.94

       a. Class A Monthly Interest:                                  $745,937.50
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,425,047.73
       e. Excess Spread:                                           $3,978,419.71

   2.  Class B Available Funds:                                      $693,275.63

       a. Class B Monthly Interest:                                   $80,255.56
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $613,020.07

   3.  Collateral Available Funds:                                   $823,264.81

       a. Excess Spread:                                             $823,264.81

   4.  Total Excess Spread:                                        $5,414,704.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 1999-6 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $47,500,000.00

   2.  Required Collateral Invested Amount                        $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                              $5,414,704.60
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $235,156.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $114,527.78
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $279,247.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $3,952,439.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1776%
       b. Prior Monthly Period                                           4.3346%
       c. Second Prior Monthly Period                                    4.0965%

   2.  Three Month Average Base Rate                                     4.2029%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

X. Series 2000-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              7.2000%           7.4000%           2.8000%
Monthly Interest Due                                             2,595,000.00        185,000.00         90,416.67      2,870,416.67
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               2,595,000.00        185,000.00         90,416.67      2,870,416.67
Investor Default Amount                                          2,542,625.80        176,367.11        220,458.88      2,939,451.79
Investor Monthly Fees Due                                          720,833.33         50,000.00         62,500.00        833,333.33
Investor Additional Amounts Due
Total Due                                                        5,858,459.13        411,367.11        373,375.55      6,643,201.79

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   8.7217%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                                           2,595,000.00        185,000.00         90,416.67      2,870,416.67
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              2,595,000.00        185,000.00         90,416.67      2,870,416.67
Ending Certificates Balance                                    432,500,000.00     30,000,000.00     37,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                               $90,416.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                              $90,416.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,496,042.75

       a. Class A Monthly Interest:                                $2,595,000.00
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,542,625.80
       e. Excess Spread:                                           $2,358,416.96

   2.  Class B Available Funds:                                      $519,956.72

       a. Class B Monthly Interest:                                  $185,000.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $334,956.72

   3.  Collateral Available Funds:                                   $649,945.90

       a. Excess Spread:                                             $649,945.90

   4.  Total Excess Spread:                                        $3,343,319.58

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2000-1 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $37,500,000.00

   2.  Required Collateral Invested Amount                        $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                              $3,343,319.58
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $176,367.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                        $90,416.67
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $220,458.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $2,022,743.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         8.7217%
       b. Prior Monthly Period                                           9.6294%
       c. Second Prior Monthly Period                                    8.7157%

   2.  Three Month Average Base Rate                                     9.0223%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XI. Series 2000-2 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0650%           2.2500%           2.8000%
Monthly Interest Due                                               733,505.21         77,500.00        114,527.78        925,532.99
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 733,505.21         77,500.00        114,527.78        925,532.99
Investor Default Amount                                          2,425,047.73        235,156.14        279,247.92      2,939,451.79
Investor Monthly Fees Due                                          687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                        3,846,052.93        379,322.81        472,942.36      4,698,318.11

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1419%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                             733,505.21         77,500.00        114,527.78        925,532.99
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                733,505.21         77,500.00        114,527.78        925,532.99
Ending Certificates Balance                                    412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.78

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.78

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $114,527.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $114,527.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,149,404.94

       a. Class A Monthly Interest:                                  $733,505.21
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,425,047.73
       e. Excess Spread:                                           $3,990,852.00

   2.  Class B Available Funds:                                      $693,275.63

       a. Class B Monthly Interest:                                   $77,500.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $615,775.63

   3.  Collateral Available Funds:                                   $823,264.81

       a. Excess Spread:                                             $823,264.81

   4.  Total Excess Spread:                                        $5,429,892.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2000-2 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $47,500,000.00

   2.  Required Collateral Invested Amount                        $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                              $5,429,892.45
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $235,156.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $114,527.78
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $279,247.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $3,967,627.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1418%
       b. Prior Monthly Period                                           4.2989%
       c. Second Prior Monthly Period                                    4.0607%

   2.  Three Month Average Base Rate                                     4.1672%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XII. Series 2000-3 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,362,543,872.42  1,000,000,000.00    362,543,872.42
Beginning Adjusted Invested Amount                                       N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        23,615,461.55     17,331,890.76      6,283,570.79
Collections of Principal Receivables                          242,401,273.82    177,903,463.32     64,497,810.51
Defaulted Amount                                                8,010,264.05      5,878,903.58      2,131,360.47

Ending Invested / Transferor Amounts                        1,352,907,206.41  1,000,000,000.00    352,907,206.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0600%           2.2500%           2.7000%
Monthly Interest Due                                             1,463,458.33        155,000.00        220,875.00      1,839,333.33
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,463,458.33        155,000.00        220,875.00      1,839,333.33
Investor Default Amount                                          4,850,095.45        470,312.29        558,495.84      5,878,903.58
Investor Monthly Fees Due                                        1,375,000.00        133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Due
Total Due                                                        7,688,553.79        758,645.62        937,704.17      9,384,903.58

Reallocated Investor Finance Charge Collections                                                                       17,331,890.76
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1280%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                                           1,463,458.33        155,000.00        220,875.00      1,839,333.33
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,463,458.33        155,000.00        220,875.00      1,839,333.33
Ending Certificates Balance                                    825,000,000.00     80,000,000.00     95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.77

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.77

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $220,875.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $220,875.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                          $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                   $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $14,298,809.88

       a. Class A Monthly Interest:                                $1,463,458.33
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $4,850,095.45
       e. Excess Spread:                                           $7,985,256.09

   2.  Class B Available Funds:                                    $1,386,551.26

       a. Class B Monthly Interest:                                  $155,000.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                           $1,231,551.26

   3.  Collateral Available Funds:                                 $1,646,529.62

       a. Excess Spread:                                           $1,646,529.62

   4.  Total Excess Spread:                                       $10,863,336.97

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2000-3 Allocable Principal
       Collections:                                              $242,401,273.82

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:            $177,903,463.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $177,903,463.32

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,878,903.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $183,782,366.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $95,000,000.00

   2.  Required Collateral Invested Amount                        $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $183,782,366.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                             $10,863,336.97
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $470,312.29

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $220,875.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $558,495.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $7,946,987.18

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1280%
       b. Prior Monthly Period                                           4.2851%
       c. Second Prior Monthly Period                                    4.0469%

   2.  Three Month Average Base Rate                                     4.1533%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XIII. Series 2000-4 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,651,569,403.72  1,212,122,000.00    439,447,403.72
Beginning Adjusted Invested Amount                                       N/A  1,212,122,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        28,624,820.49     21,008,366.09      7,616,454.40
Collections of Principal Receivables                          293,819,916.83    215,640,701.76     78,179,215.07
Defaulted Amount                                                9,709,417.28      7,125,948.36      2,583,468.91

Ending Invested / Transferor Amounts                        1,639,888,588.85  1,212,122,000.00    427,766,588.85

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.1250%           2.3500%           2.7500%
Monthly Interest Due                                             1,829,861.11        196,229.57        272,686.33      2,298,777.01
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,829,861.11        196,229.57        272,686.33      2,298,777.01
Investor Default Amount                                          5,878,903.58        570,077.28        676,967.50      7,125,948.36
Investor Monthly Fees Due                                        1,666,666.67        161,616.67        191,920.00      2,020,203.33
Investor Additional Amounts Due
Total Due                                                        9,375,431.36        927,923.52      1,141,573.84     11,444,928.71

Reallocated Investor Finance Charge Collections                                                                       21,008,366.09
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1953%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                               1,000,000,000.00     96,970,000.00    115,152,000.00  1,212,122,000.00
Interest Distributions                                           1,829,861.11        196,229.57        272,686.33      2,298,777.01
Interest Deposits - Interest Funding Account                    (1,829,861.11)      (196,229.57)             0.00     (2,026,090.68)
Interest Funding Account Distributions                                   0.00              0.00              0.00              0.00
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                      0.00              0.00        272,686.33        272,686.33
Ending Interest Funding Account Balance                          1,829,861.11        196,229.57              0.00      2,026,090.68
Ending Certificates Balance                                  1,000,000,000.00     96,970,000.00    115,152,000.00  1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.83

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.83

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.02

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.02

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $272,686.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $272,686.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):   $17,331,890.76

       a. Class A Monthly Interest:                                $1,829,861.11
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $5,878,903.58
       e. Excess Spread:                                           $9,623,126.07

   2.  Class B Available Funds:                                    $1,680,673.45

       a. Class B Monthly Interest:                                  $196,229.57
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                           $1,484,443.88

   3.  Collateral Available Funds:                                 $1,995,801.88

       a. Excess Spread:                                           $1,995,801.88

   4.  Total Excess Spread:                                       $13,103,371.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2000-4 Allocable Principal
       Collections:                                              $293,819,916.83

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:            $215,640,701.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $215,640,701.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $7,125,948.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $222,766,650.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                $115,152,000.00

   2.  Required Collateral Invested Amount                       $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $222,766,650.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                             $13,103,371.83
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $570,077.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $272,686.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $676,967.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $9,563,437.38

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1953%
       b. Prior Monthly Period                                           4.2812%
       c. Second Prior Monthly Period                                    4.0683%

   2.  Three Month Average Base Rate                                     4.1816%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1611%
       c. Second Prior Monthly Period                                   14.0147%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0368%

XIV. Series 2000-5 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,073,518,341.11    787,878,000.00    285,640,341.11
Beginning Adjusted Invested Amount                                       N/A    787,878,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        18,606,102.62     13,655,415.43      4,950,687.19
Collections of Principal Receivables                          190,982,630.82    140,166,224.87     50,816,405.95
Defaulted Amount                                                6,311,110.82      4,631,858.79      1,679,252.02

Ending Invested / Transferor Amounts                        1,065,925,823.97    787,878,000.00    278,047,823.97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0400%           2.2800%           2.7500%
Monthly Interest Due                                             1,141,833.33        123,748.90        177,244.22      1,442,826.46
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,141,833.33        123,748.90        177,244.22      1,442,826.46
Investor Default Amount                                          3,821,287.33        370,547.29        440,024.18      4,631,858.79
Investor Monthly Fees Due                                        1,083,333.33        105,050.00        124,746.67      1,313,130.00
Investor Additional Amounts Due
Total Due                                                        6,046,453.99        599,346.19        742,015.06      7,387,815.25

Reallocated Investor Finance Charge Collections                                                                       13,655,415.43
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1186%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 650,000,000.00     63,030,000.00     74,848,000.00    787,878,000.00
Interest Distributions                                           1,141,833.33        123,748.90        177,244.22      1,442,826.46
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,141,833.33        123,748.90        177,244.22      1,442,826.46
Ending Certificates Balance                                    650,000,000.00     63,030,000.00     74,848,000.00    787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.76

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.76

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.96

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.96

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $177,244.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $177,244.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $11,265,728.99

       a. Class A Monthly Interest:                                $1,141,833.33
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,821,287.33
       e. Excess Spread:                                           $6,302,608.33

   2.  Class B Available Funds:                                    $1,092,429.07

       a. Class B Monthly Interest:                                  $123,748.90
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $968,680.17

   3.  Collateral Available Funds:                                 $1,297,257.36

       a. Excess Spread:                                           $1,297,257.36

   4.  Total Excess Spread:                                        $8,568,545.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2000-5 Allocable Principal
       Collections:                                              $190,982,630.82

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:            $140,166,224.87

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $140,166,224.87

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $4,631,858.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $144,798,083.67

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $74,848,000.00

   2.  Required Collateral Invested Amount                        $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $144,798,083.67

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                              $8,568,545.87
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $370,547.29

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $177,244.22
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $440,024.18
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $6,267,600.18

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1186%
       b. Prior Monthly Period                                           4.2756%
       c. Second Prior Monthly Period                                    4.0374%

   2.  Three Month Average Base Rate                                     4.1439%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XV. Series 2001-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,021,907,904.31    750,000,000.00    271,907,904.31
Beginning Adjusted Invested Amount                                       N/A    750,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        17,711,596.16     12,998,918.07      4,712,678.09
Collections of Principal Receivables                          181,800,955.37    133,427,597.49     48,373,357.88
Defaulted Amount                                                6,007,698.04      4,409,177.68      1,598,520.35

Ending Invested / Transferor Amounts                        1,014,680,404.81    750,000,000.00    264,680,404.81

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0400%           2.3200%           2.8500%
Monthly Interest Due                                             1,086,937.50        119,866.67        174,859.38      1,381,663.54
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,086,937.50        119,866.67        174,859.38      1,381,663.54
Investor Default Amount                                          3,637,571.59        352,734.21        418,871.88      4,409,177.68
Investor Monthly Fees Due                                        1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                                        5,755,759.09        572,600.88        712,481.26      7,040,841.23

Reallocated Investor Finance Charge Collections                                                                       12,998,918.07
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1314%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                           1,086,937.50        119,866.67        174,859.38      1,381,663.54
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,086,937.50        119,866.67        174,859.38      1,381,663.54
Ending Certificates Balance                                    618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.76

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.76

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $174,859.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $174,859.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $10,724,107.41

       a. Class A Monthly Interest:                                $1,086,937.50
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,637,571.59
       e. Excess Spread:                                           $5,999,598.32

   2.  Class B Available Funds:                                    $1,039,913.45

       a. Class B Monthly Interest:                                  $119,866.67
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $920,046.78

   3.  Collateral Available Funds:                                 $1,234,897.22

       a. Excess Spread:                                           $1,234,897.22

   4.  Total Excess Spread:                                        $8,154,542.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-1 Allocable Principal
       Collections:                                              $181,800,955.37

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:            $133,427,597.49

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $133,427,597.49

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $4,409,177.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $137,836,775.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $71,250,000.00

   2.  Required Collateral Invested Amount                        $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $137,836,775.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                              $8,154,542.31
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $352,734.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $174,859.38
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $418,871.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,958,076.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1314%
       b. Prior Monthly Period                                           4.2885%
       c. Second Prior Monthly Period                                    4.0503%

   2.  Three Month Average Base Rate                                     4.1567%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XVI. Series 2001-2 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         340,635,968.10    250,000,000.00     90,635,968.10
Beginning Adjusted Invested Amount                                       N/A    250,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                         5,903,865.39      4,332,972.69      1,570,892.70
Collections of Principal Receivables                           60,600,318.46     44,475,865.83     16,124,452.63
Defaulted Amount                                                2,002,566.01      1,469,725.89        532,840.12

Ending Invested / Transferor Amounts                          338,226,801.60    250,000,000.00     88,226,801.60

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              5.5300%           5.8300%           2.7500%
Monthly Interest Due                                               996,552.08         72,875.00         44,401.04      1,113,828.13
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 996,552.08         72,875.00         44,401.04      1,113,828.13
Investor Default Amount                                          1,271,312.90         88,183.55        110,229.44      1,469,725.89
Investor Monthly Fees Due                                          360,416.67         25,000.00         31,250.00        416,666.67
Investor Additional Amounts Due
Total Due                                                        2,628,281.65        186,058.55        185,880.48      3,000,220.69

Reallocated Investor Finance Charge Collections                                                                        4,332,972.69
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   7.2081%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 216,250,000.00     15,000,000.00     18,750,000.00    250,000,000.00
Interest Distributions                                             996,552.08         72,875.00         44,401.04      1,113,828.13
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                996,552.08         72,875.00         44,401.04      1,113,828.13
Ending Certificates Balance                                    216,250,000.00     15,000,000.00     18,750,000.00    250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                               $44,401.04

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                              $44,401.04

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $3,748,021.38

       a. Class A Monthly Interest:                                  $996,552.08
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $1,271,312.90
       e. Excess Spread:                                           $1,480,156.39

   2.  Class B Available Funds:                                      $259,978.36

       a. Class B Monthly Interest:                                   $72,875.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $187,103.36

   3.  Collateral Available Funds:                                   $324,972.95

       a. Excess Spread:                                             $324,972.95

   4.  Total Excess Spread:                                        $1,992,232.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-2 Allocable Principal
       Collections:                                               $60,600,318.46

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:             $44,475,865.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $44,475,865.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $1,469,725.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $45,945,591.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $18,750,000.00

   2.  Required Collateral Invested Amount                        $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $45,945,591.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                              $1,992,232.71
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                       $88,183.55

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                        $44,401.04
   9.  Applied to unpaid Monthly Servicing Fee:                      $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $110,229.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $1,332,752.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         7.2081%
       b. Prior Monthly Period                                           7.9540%
       c. Second Prior Monthly Period                                    7.2021%

   2.  Three Month Average Base Rate                                     7.4547%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XVII. Series 2001-3 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,021,907,904.31    750,000,000.00    271,907,904.31
Beginning Adjusted Invested Amount                                       N/A    750,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        17,711,596.16     12,998,918.07      4,712,678.09
Collections of Principal Receivables                          181,800,955.37    133,427,597.49     48,373,357.88
Defaulted Amount                                                6,007,698.04      4,409,177.68      1,598,520.35

Ending Invested / Transferor Amounts                        1,014,680,404.81    750,000,000.00    264,680,404.81

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0300%           2.2800%           2.7500%
Monthly Interest Due                                             1,081,609.38        117,800.00        168,723.96      1,368,133.33
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,081,609.38        117,800.00        168,723.96      1,368,133.33
Investor Default Amount                                          3,637,571.59        352,734.21        418,871.88      4,409,177.68
Investor Monthly Fees Due                                        1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                                        5,750,430.96        570,534.21        706,345.84      7,027,311.02

Reallocated Investor Finance Charge Collections                                                                       12,998,918.07
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1102%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                           1,081,609.38        117,800.00        168,723.96      1,368,133.33
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,081,609.38        117,800.00        168,723.96      1,368,133.33
Ending Certificates Balance                                    618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.75

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.75

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.96

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.96

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $168,723.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $168,723.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $10,724,107.41

       a. Class A Monthly Interest:                                $1,081,609.38
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,637,571.59
       e. Excess Spread:                                           $6,004,926.44

   2.  Class B Available Funds:                                    $1,039,913.45

       a. Class B Monthly Interest:                                  $117,800.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $922,113.45

   3.  Collateral Available Funds:                                 $1,234,897.22

       a. Excess Spread:                                           $1,234,897.22

   4.  Total Excess Spread:                                        $8,161,937.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-3 Allocable Principal
       Collections:                                              $181,800,955.37

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:            $133,427,597.49

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $133,427,597.49

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $4,409,177.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $137,836,775.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $71,250,000.00

   2.  Required Collateral Invested Amount                        $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $137,836,775.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                              $8,161,937.11
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $352,734.21

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $168,723.96
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $418,871.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,971,607.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1102%
       b. Prior Monthly Period                                           4.2672%
       c. Second Prior Monthly Period                                    4.0291%

   2.  Three Month Average Base Rate                                     4.1355%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XVIII. Series 2001-4 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         987,844,307.50    725,000,000.00    262,844,307.50
Beginning Adjusted Invested Amount                                       N/A    725,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        17,121,209.63     12,565,620.80      4,555,588.82
Collections of Principal Receivables                          175,740,923.52    128,980,010.90     46,760,912.62
Defaulted Amount                                                5,807,441.43      4,262,205.09      1,545,236.34

Ending Invested / Transferor Amounts                          980,857,724.65    725,000,000.00    255,857,724.65

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0300%           2.2800%           2.8500%
Monthly Interest Due                                             1,045,555.73        113,873.33        169,030.73      1,328,459.79
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,045,555.73        113,873.33        169,030.73      1,328,459.79
Investor Default Amount                                          3,516,319.20        340,976.41        404,909.48      4,262,205.09
Investor Monthly Fees Due                                          996,875.00         96,666.67        114,791.67      1,208,333.33
Investor Additional Amounts Due
Total Due                                                        5,558,749.93        551,516.41        688,731.88      6,798,998.22

Reallocated Investor Finance Charge Collections                                                                       12,565,620.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1198%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 598,125,000.00     58,000,000.00     68,875,000.00    725,000,000.00
Interest Distributions                                           1,045,555.73        113,873.33        169,030.73      1,328,459.79
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,045,555.73        113,873.33        169,030.73      1,328,459.79
Ending Certificates Balance                                    598,125,000.00     58,000,000.00     68,875,000.00    725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.75

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.75

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.96

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.96

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $169,030.73

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $169,030.73

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $10,366,637.16

       a. Class A Monthly Interest:                                $1,045,555.73
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,516,319.20
       e. Excess Spread:                                           $5,804,762.23

   2.  Class B Available Funds:                                    $1,005,249.66

       a. Class B Monthly Interest:                                  $113,873.33
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $891,376.33

   3.  Collateral Available Funds:                                 $1,193,733.98

       a. Excess Spread:                                           $1,193,733.98

   4.  Total Excess Spread:                                        $7,889,872.53

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-4 Allocable Principal
       Collections:                                              $175,740,923.52

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:            $128,980,010.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $128,980,010.90

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $4,262,205.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $133,242,216.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $68,875,000.00

   2.  Required Collateral Invested Amount                        $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $133,242,216.00

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                              $7,889,872.53
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $340,976.41

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $169,030.73
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $404,909.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,766,622.58

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1198%
       b. Prior Monthly Period                                           4.2768%
       c. Second Prior Monthly Period                                    4.0387%

   2.  Three Month Average Base Rate                                     4.1451%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XIX. Series 2001-5 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         681,271,936.21    500,000,000.00    181,271,936.21
Beginning Adjusted Invested Amount                                       N/A    500,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        11,807,730.78      8,665,945.38      3,141,785.40
Collections of Principal Receivables                          121,200,636.91     88,951,731.66     32,248,905.25
Defaulted Amount                                                4,005,132.02      2,939,451.79      1,065,680.23

Ending Invested / Transferor Amounts                          676,453,603.20    500,000,000.00    176,453,603.20

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0800%           2.3500%           2.9500%
Monthly Interest Due                                               738,833.33         80,944.44        120,663.19        940,440.97
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 738,833.33         80,944.44        120,663.19        940,440.97
Investor Default Amount                                          2,425,047.73        235,156.14        279,247.92      2,939,451.79
Investor Monthly Fees Due                                          687,500.00         66,666.67         79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                        3,851,381.06        382,767.25        479,077.78      4,713,226.10

Reallocated Investor Finance Charge Collections                                                                        8,665,945.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1770%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                                             738,833.33         80,944.44        120,663.19        940,440.97
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                738,833.33         80,944.44        120,663.19        940,440.97
Ending Certificates Balance                                    412,500,000.00     40,000,000.00     47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.79

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.79

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $2.02

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $2.02

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $120,663.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $120,663.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $7,149,404.94

       a. Class A Monthly Interest:                                  $738,833.33
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $2,425,047.73
       e. Excess Spread:                                           $3,985,523.88

   2.  Class B Available Funds:                                      $693,275.63

       a. Class B Monthly Interest:                                   $80,944.44
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $612,331.19

   3.  Collateral Available Funds:                                   $823,264.81

       a. Excess Spread:                                             $823,264.81

   4.  Total Excess Spread:                                        $5,421,119.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-5 Allocable Principal
       Collections:                                              $121,200,636.91

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:             $88,951,731.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                       $88,951,731.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $2,939,451.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                    $91,891,183.45

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $47,500,000.00

   2.  Required Collateral Invested Amount                        $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                   $91,891,183.45

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                              $5,421,119.88
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $235,156.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $120,663.19
   9.  Applied to unpaid Monthly Servicing Fee:                      $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $279,247.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $3,952,719.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1770%
       b. Prior Monthly Period                                           4.3340%
       c. Second Prior Monthly Period                                    4.0958%

   2.  Three Month Average Base Rate                                     4.2023%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XX. Series 2001-6 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         953,780,710.69    700,000,000.00    253,780,710.69
Beginning Adjusted Invested Amount                                       N/A    700,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        16,530,823.09     12,132,323.53      4,398,499.55
Collections of Principal Receivables                          169,680,891.68    124,532,424.32     45,148,467.36
Defaulted Amount                                                5,607,184.83      4,115,232.51      1,491,952.33

Ending Invested / Transferor Amounts                          947,035,044.49    700,000,000.00    247,035,044.49

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0200%           2.2500%           2.8500%
Monthly Interest Due                                             1,004,529.17        108,500.00        163,202.08      1,276,231.25
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,004,529.17        108,500.00        163,202.08      1,276,231.25
Investor Default Amount                                          3,395,066.82        329,218.60        390,947.09      4,115,232.51
Investor Monthly Fees Due                                          962,500.00         93,333.33        110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                                        5,362,095.98        531,051.93        664,982.50      6,558,130.42

Reallocated Investor Finance Charge Collections                                                                       12,132,323.53
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1090%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 577,500,000.00     56,000,000.00     66,500,000.00    700,000,000.00
Interest Distributions                                           1,004,529.17        108,500.00        163,202.08      1,276,231.25
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,004,529.17        108,500.00        163,202.08      1,276,231.25
Ending Certificates Balance                                    577,500,000.00     56,000,000.00     66,500,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.74

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.74

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $163,202.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $163,202.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $10,009,166.91

       a. Class A Monthly Interest:                                $1,004,529.17
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,395,066.82
       e. Excess Spread:                                           $5,609,570.93

   2.  Class B Available Funds:                                      $970,585.88

       a. Class B Monthly Interest:                                  $108,500.00
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $862,085.88

   3.  Collateral Available Funds:                                 $1,152,570.74

       a. Excess Spread:                                           $1,152,570.74

   4.  Total Excess Spread:                                        $7,624,227.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-6 Allocable Principal
       Collections:                                              $169,680,891.68

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:            $124,532,424.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $124,532,424.32

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $4,115,232.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $128,647,656.83

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $66,500,000.00

   2.  Required Collateral Invested Amount                        $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $128,647,656.83

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                              $7,624,227.55
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $329,218.60

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $163,202.08
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $390,947.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,574,193.11

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1090%
       b. Prior Monthly Period                                           4.2660%
       c. Second Prior Monthly Period                                    4.0279%

   2.  Three Month Average Base Rate                                     4.1343%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XXI. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                         885,653,517.07    650,000,000.00    235,653,517.07
Beginning Adjusted Invested Amount                                       N/A    650,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        15,350,050.01     11,265,728.99      4,084,321.01
Collections of Principal Receivables                          157,560,827.99    115,637,251.16     41,923,576.83
Defaulted Amount                                                5,206,671.63      3,821,287.33      1,385,384.30

Ending Invested / Transferor Amounts                          879,389,684.17    650,000,000.00    229,389,684.17

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0200%           2.2600%           2.8500%
Monthly Interest Due                                               932,777.08        101,197.78        151,544.79      1,185,519.65
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                                 932,777.08        101,197.78        151,544.79      1,185,519.65
Investor Default Amount                                          3,152,562.04        305,702.99        363,022.30      3,821,287.33
Investor Monthly Fees Due                                          893,750.00         86,666.67        102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                                        4,979,089.13        493,567.43        617,483.75      6,090,140.31

Reallocated Investor Finance Charge Collections                                                                       11,265,728.99
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1098%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 536,250,000.00     52,000,000.00     61,750,000.00    650,000,000.00
Interest Distributions                                             932,777.08        101,197.78        151,544.79      1,185,519.65
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                                932,777.08        101,197.78        151,544.79      1,185,519.65
Ending Certificates Balance                                    536,250,000.00     52,000,000.00     61,750,000.00    650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.74

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.74

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.95

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.95

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $151,544.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $151,544.79

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                    $9,294,226.42

       a. Class A Monthly Interest:                                  $932,777.08
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $3,152,562.04
       e. Excess Spread:                                           $5,208,887.29

   2.  Class B Available Funds:                                      $901,258.32

       a. Class B Monthly Interest:                                  $101,197.78
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                             $800,060.54

   3.  Collateral Available Funds:                                 $1,070,244.25

       a. Excess Spread:                                           $1,070,244.25

   4.  Total Excess Spread:                                        $7,079,192.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2001-7 Allocable Principal
       Collections:                                              $157,560,827.99

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:            $115,637,251.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $115,637,251.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $3,821,287.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $119,458,538.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $61,750,000.00

   2.  Required Collateral Invested Amount                        $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $119,458,538.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                              $7,079,192.09
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $305,702.99

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $151,544.79
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $363,022.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $5,175,588.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1098%
       b. Prior Monthly Period                                           4.2669%
       c. Second Prior Monthly Period                                    4.0287%

   2.  Three Month Average Base Rate                                     4.1351%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                   14.0124%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                            14.0344%

XXII. Series 2002-1 Certificates

-----------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor     Transferors
A. Investor/Transferor Allocations                              Allocations        Interest         Interest
----------------------------------                           ---------------   ---------------   ---------------

Beginning Invested /Transferor Amount                       1,253,540,362.62    920,000,000.00    333,540,362.62
Beginning Adjusted Invested Amount                                       N/A    920,000,000.00               N/A
Floating Allocation Percentage                                           N/A          73.3921%          26.6079%
Principal Allocation Percentage                                          N/A          73.3921%          26.6079%
Collections of Finance Chg. Receivables                        21,726,224.63     15,945,339.50      5,780,885.13
Collections of Principal Receivables                          223,009,171.92    163,671,186.25     59,337,985.67
Defaulted Amount                                                7,369,442.92      5,408,591.29      1,960,851.63

Ending Invested / Transferor Amounts                        1,244,674,629.90    920,000,000.00    324,674,629.90

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A           Class B          Interest            Total
--------------------------------------                        ---------------   ---------------   ---------------   ---------------

Principal Funding Account                                                0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00              0.00
Reserve Draw Amount                                                      0.00              0.00              0.00              0.00
Available Reserve Account Amount                                         0.00              0.00              0.00              0.00
Reserve Account Surplus                                                  0.00              0.00              0.00              0.00

Coupon  March 15, 2002 to April 14, 2002                              2.0100%           2.3000%           2.9500%
Monthly Interest Due                                             1,313,702.50        145,768.89        222,020.28      1,681,491.67
Outstanding Monthly Interest Due                                         0.00              0.00              0.00              0.00
Additional Interest Due                                                  0.00              0.00              0.00              0.00
Total Interest Due                                               1,313,702.50        145,768.89        222,020.28      1,681,491.67
Investor Default Amount                                          4,462,087.82        432,687.30        513,816.17      5,408,591.29
Investor Monthly Fees Due                                        1,265,000.00        122,666.67        145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                                        7,040,790.32        701,122.86        881,503.12      8,623,416.29

Reallocated Investor Finance Charge Collections                                                                       15,945,339.50
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.9345%
Base Rate                                                                                                                   4.1143%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B          Interest            Total
--------------------------------------------                  ---------------   ---------------   ---------------   ---------------

Beginning Certificates Balance                                 759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00
Interest Distributions                                           1,313,702.50        145,768.89        222,020.28      1,681,491.67
Principal Deposits - Prin. Funding Account                               0.00              0.00              0.00              0.00
Principal Distributions                                                  0.00              0.00              0.00              0.00
Total Distributions                                              1,313,702.50        145,768.89        222,020.28      1,681,491.67
Ending Certificates Balance                                    759,000,000.00     73,600,000.00     87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                   $1.73

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                                $1.73

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                   $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                        $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                       $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                       $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                   $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                       $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                              $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                               $1.98

   2.  Amount of the distribution in
       respect of class B monthly interest:                                $1.98

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                           $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                             $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                       $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                         $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                       $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                    $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                   $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                              $222,020.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                             $222,020.28

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                                $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                  $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                           $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                   $13,154,905.09

       a. Class A Monthly Interest:                                $1,313,702.50
       b. Class A Outstanding Monthly Interest:                            $0.00
       c. Class A Additional Interest:                                     $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $4,462,087.82
       e. Excess Spread:                                           $7,379,114.77

   2.  Class B Available Funds:                                    $1,275,627.16

       a. Class B Monthly Interest:                                  $145,768.89
       b. Class B Outstanding Monthly Interest:                            $0.00
       c. Class B Additional Interest:                                     $0.00
       d. Excess Spread:                                           $1,129,858.27

   3.  Collateral Available Funds:                                 $1,514,807.25

       a. Excess Spread:                                           $1,514,807.25

   4.  Total Excess Spread:                                       $10,023,780.29

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 73.3921%

   2.  Series 2002-1 Allocable Principal
       Collections:                                              $223,009,171.92

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:            $163,671,186.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                               $0.00

   5.  Item 3 minus item 4:                                      $163,671,186.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                    N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                $5,408,591.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                   $169,079,777.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                 $87,400,000.00

   2.  Required Collateral Invested Amount                        $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           $0.00

   4.  Treated as Shared Principal Collections:                  $169,079,777.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                            N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                             N/A

   3.  Principal Distribution:                                               N/A

   4.  Treated as Shared Principal Collections:                              N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                             $10,023,780.29
   2.  Excess Finance Charge Collections:                                  $0.00
   3.  Applied to fund Class A Required Amount:                            $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                 $0.00
   5.  Applied to fund Class B overdue Interest:                           $0.00
   6.  Applied to fund Class B Required Amount:                      $432,687.30

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                         $0.00
   8.  Applied to Collateral Monthly Interest:                       $222,020.28
   9.  Applied to unpaid Monthly Servicing Fee:                    $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                              $513,816.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                         $0.00
   12. Deposited to Reserve Account:                                       $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                         $0.00
   l4. Balance:                                                    $7,321,923.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                         4.1143%
       b. Prior Monthly Period                                           4.2739%
       c. Second Prior Monthly Period                                        N/A

   2.  Three Month Average Base Rate                                         N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                        13.9345%
       b. Prior Monthly Period                                          14.1564%
       c. Second Prior Monthly Period                                        N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                                 N/A



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